UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): November 17, 2020

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01136	22-0790350
(State or Other Jurisdiction| of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 East 29th Street, 14th Floor
New York, NY,10016
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Bristol-Myers Squibb Contingent Value Rights	BMY RT	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 17, 2020, Bristol-Myers Squibb Company, a Delaware corporation (“Bristol Myers Squibb”), announced the completion of the acquisition of all of the outstanding shares of common stock, par value $0.0001 per share (the “Shares”), of MyoKardia, Inc., a Delaware corporation (“MyoKardia”). The acquisition of the Shares was structured as a two-step transaction, with a cash tender offer by Gotham Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Bristol Myers Squibb (“Merger Sub”), for the Shares at a price of $225.00 per Share, net to the seller in cash (without interest) but subject to any required withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal, each as amended and supplemented, filed by Bristol Myers Squibb and Merger Sub with the Securities and Exchange Commission (the “SEC”) on October 19, 2020, followed by the merger of Merger Sub with and into MyoKardia. A copy of the press release announcing completion of the acquisition filed as Exhibit (a)(5)(xv) to the Schedule TO-T/A filed by Bristol Myers Squibb with the SEC on November 17, 2020 is incorporated herein by reference as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Bristol Myers Squibb, dated November 17, 2020 (incorporated by reference to Exhibit (a)(5)(xv) of the Schedule TO-T/A filed by Bristol Myers Squibb with the SEC on November 17, 2020).
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Bristol Myers Squibb, dated November 17, 2020 (incorporated by reference to Exhibit (a)(5)(xv) of the Schedule TO-T/A filed by Bristol Myers Squibb with the SEC on November 17, 2020).
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: November 17, 2020	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary

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